Exhibit 99.1

HF SINCLAIR CORPORATION STOCKHOLDERS AND HOLLY ENERGY PARTNERS, L.P. UNITHOLDERS APPROVE MERGER TRANSACTION

DALLAS—November 28, 2023—HF Sinclair Corporation (NYSE: DINO) (“HF Sinclair”) and Holly Energy Partners, L.P. (“HEP”) (NYSE: HEP) announced that at a special meeting of HEP unitholders (the “HEP Special Meeting”) and a special meeting of HF Sinclair stockholders (the “HF Sinclair Special Meeting”), each held today, (i) HEP unitholders voted to approve the previously announced Agreement and Plan of Merger (as the same may be amended or supplemented from time to time, the “Merger Agreement”), dated as of August 15, 2023, by and among HF Sinclair, Navajo Pipeline Co., L.P., Holly Apple Holdings LLC (“Merger Sub”), HEP Logistics Holdings, L.P., Holly Logistic Services, L.L.C. and HEP, and the transactions contemplated thereby, including the merger of Merger Sub with and into HEP, with HEP surviving as an indirect wholly owned subsidiary of HF Sinclair (the “Merger”), at the HEP Special Meeting and (ii) HF Sinclair stockholders voted to approve the issuance of shares of common stock, par value $0.01 per share, of HF Sinclair (the “Stock Issuance”) pursuant to the Merger Agreement at the HF Sinclair Special Meeting.

At the HEP Special Meeting, over 84% of the outstanding HEP common units voted to approve the Merger Agreement and the transactions contemplated thereby, including the Merger. At the HF Sinclair Special Meeting, over 99% of the votes cast by the HF Sinclair stockholders entitled to vote at the HF Sinclair Special Meeting voted to approve the Stock Issuance. HF Sinclair and HEP will each file a Current Report on Form 8-K disclosing the full results of the respective meetings. The expected closing date of the Merger is December 1, 2023.

About HF Sinclair Corporation:

HF Sinclair Corporation, headquartered in Dallas, Texas, is an independent energy company that produces and markets high-value light products such as gasoline, diesel fuel, jet fuel, renewable diesel and other specialty products. HF Sinclair owns and operates refineries located in Kansas, Oklahoma, New Mexico, Wyoming, Washington and Utah and markets its refined products principally in the Southwest U.S., the Rocky Mountains extending into the Pacific Northwest and in other neighboring Plains states. HF Sinclair supplies high-quality fuels to more than 1,500 branded stations and licenses the use of the Sinclair brand at more than 300 additional locations throughout the country. In addition, subsidiaries of HF Sinclair produce and market base oils and other specialized lubricants in the U.S., Canada and the Netherlands, and export products to more than 80 countries. Through its subsidiaries, HF Sinclair produces renewable diesel at two of its facilities in Wyoming and also at its facility in Artesia, New Mexico. HF Sinclair also owns a 47% limited partner interest and a non-economic general partner interest in Holly Energy Partners, L.P., a master limited partnership that provides petroleum product and crude oil transportation, terminalling, storage and throughput services to the petroleum industry, including HF Sinclair subsidiaries.

About Holly Energy Partners, L.P.:

Holly Energy Partners, L.P., headquartered in Dallas, Texas, provides petroleum product and crude oil transportation, terminalling, storage and throughput services to the petroleum industry, including subsidiaries of HF Sinclair Corporation. HEP, through its subsidiaries and joint ventures, owns and/or operates petroleum product and crude pipelines, tankage and terminals in Colorado, Idaho, Iowa, Kansas, Missouri, Nevada, New Mexico, Oklahoma, Texas, Utah, Washington and Wyoming, as well as refinery processing units in Kansas and Utah.

Cautionary Statement Regarding Forward-Looking Statements

The statements in this press release relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in HF Sinclair’s and HEP’s filings with the SEC. Forward-looking statements use words such as “anticipate,” “project,” “will,” “expect,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding HF Sinclair’s and HEP’s plans and objectives for future operations or the Merger. Although HF Sinclair and HEP believe that the expectations reflected in these forward-looking statements are reasonable, HF Sinclair and HEP cannot assure you that HF Sinclair’s and HEP’s expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, the ability of HF Sinclair or HEP to consummate the Merger; the risk that the Merger does not occur; negative effects from the pendency of the Merger; the time required to consummate the Merger; the risk that cost savings, tax benefits and any other synergies from the Merger may not be fully realized or may take longer to realize than expected; disruption from the Merger may make it more difficult to maintain relationships with customers, employees or suppliers; the possibility that the market price of HF Sinclair common stock will fluctuate prior to the completion of the Merger causing the value of the merger consideration of the Merger to change; the risk that certain officers and directors of HF Sinclair and HEP have interests in the Merger that are different from, or in addition, to the interests they may have as a HF Sinclair stockholder or a HEP unitholder, respectively; the possibility that financial projections by HF Sinclair may not prove to be reflective of actual future results; the focus of management time and attention on the Merger and other disruptions arising from the Merger; legal proceedings that may be instituted against HF Sinclair or HEP in connection with the Merger; HF Sinclair’s and HEP’s ability to successfully integrate the Sinclair Oil Corporation (now known as Sinclair Oil LLC) and Sinclair Transportation Company LLC businesses acquired from The Sinclair Companies (now known as REH Company) (collectively, the “Sinclair Transactions”) with their existing operations and fully realize the expected synergies of the Sinclair Transactions or on the expected timeline; HF Sinclair’s ability to successfully integrate the operation of the Puget Sound refinery with its existing operations; the demand for and supply of crude oil and refined products, including uncertainty regarding the increasing societal expectations that companies address climate change; risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products or lubricant and specialty products in HF Sinclair’s markets; the spread between market prices for refined products and market prices for crude oil; the possibility of constraints on the transportation of refined products or lubricant and specialty products; the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to reductions in demand, accidents, unexpected leaks or spills, unscheduled shutdowns, infection in the workforce, weather events, global health events, civil unrest, expropriation of assets, and other economic, diplomatic, legislative, or political events or developments, terrorism, cyberattacks, or other catastrophes or disruptions affecting HF Sinclair’s operations, production facilities, machinery, pipelines and other logistics assets, equipment, or information systems, or any of the foregoing of HF Sinclair’s suppliers, customers, or third-party providers, and any potential asset impairments resulting from, or the failure to have adequate insurance coverage for or receive insurance recoveries from, such actions; the effects of current and/or future governmental and environmental regulations and policies, including increases in interest rates; the availability and cost of financing to HF Sinclair; the effectiveness of HF Sinclair’s capital investments and marketing strategies; HF Sinclair’s and HEP’s efficiency in carrying out and consummating construction projects, including HF Sinclair’s ability to complete announced capital projects on time and within capital guidance; HF Sinclair’s and HEP’s ability to timely obtain or maintain permits, including those necessary for operations or capital projects; the ability of HF Sinclair to acquire refined or lubricant product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations; the possibility of terrorist or cyberattacks and the consequences of any such attacks; uncertainty regarding the effects and duration of global hostilities, including the Israel-Gaza conflict, the Russia-Ukraine war, and any associated military campaigns which may disrupt crude oil supplies and markets for HF Sinclair’s refined products and create instability in the financial markets that could restrict HF Sinclair’s ability to raise capital; general economic conditions, including economic slowdowns caused by a local or national recession or other adverse economic condition, such as periods of increased or prolonged inflation; the outcome of the exchange offers and consent solicitations; and other business, financial, operational and legal risks and uncertainties detailed from time to time in HF Sinclair’s and HEP’s SEC filings. The forward-looking statements speak only as of the date made and, other than as required by law, HF Sinclair and HEP undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HF Sinclair Corporation

Holly Energy Partners, L.P.

Craig Biery, 214-954-6510

Vice President, Investor Relations

or

Trey Schonter, 214-954-6510

Manager, Investor Relations